POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint, Kimberly J. Smith and Linda E. Senker, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Golden American Separate Account B Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (Nos. 333-28679; 811-5626).

o Golden American Initial Registration Statement on Form S-1 (No. 333-____) for registration of fixed account interests.

o Golden American Initial Registration Statement on Form S-1 (No. 333-____) for registration of fixed account interests.

SIGNATURE                    TITLE                                    DATE

                                   PRESIDENT AND
/s/KEITH GUBBAY                    DIRECTOR                       JULY 8, 2002
----------------------
KEITH GUBBAY
                                   CHIEF FINANCIAL OFFICER,
/s/CHRIS D. SCHREIER               VICE PRESIDENT AND DIRECTOR    JULY 3, 2002
----------------------
CHRIS D. SCHREIER

/s/THOMAS J. MCINERNEY
----------------------             DIRECTOR                       JULY 2, 2002
THOMAS J. MCINERNEY

/s/P. RANDALL LOWERY               DIRECTOR                       JULY 2, 2002
----------------------
P. RANDALL LOWERY

/s/MARK A. TULLIS
----------------------             DIRECTOR                       JULY 2, 2002
MARK A. TULLIS